UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 28, 2021
WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nebraska			0-14690	47-0648386
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road
Post Office Box 45308
Omaha	,	Nebraska		68145-0308
(Address of principal executive offices)				(Zip Code)
(402) 895-6640
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 28, 2021, Werner Enterprises, Inc. (the "Company") filed a Current Report on Form 8-K ("Initial Form 8-K") to report its financial results for the third quarter ended September 30, 2021. A copy of the press release announcing such results was attached to the Initial Form 8-K as Exhibit 99.1 and included the Company's Consolidated Condensed Balance Sheets (unaudited) as of September 30, 2021 and December 31, 2020. Subsequent to that filing, the Company determined that a balance sheet reclassification of $36.6 million was necessary to report “Noncontrolling interest” as “Temporary equity” rather than as a separate component of permanent “Stockholders’ equity” on the Company’s September 30, 2021 Consolidated Condensed Balance Sheet (unaudited). As a result, the Company is filing this Form 8-K/A to furnish the Company’s Consolidated Condensed Balance Sheets (unaudited) as of September 30, 2021 and December 31, 2020, as revised to include the foregoing balance sheet reclassification. Other than this correction, no other changes have been made to the Initial Form 8-K or the press release furnished therewith.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 28, 2021, the Company issued a press release regarding, among other things, its financial results for the third quarter ended September 30, 2021. On November 12, 2021, the Company issued a correction to its September 30, 2021 Consolidated Condensed Balance Sheet (unaudited) as described in the Explanatory Note above. A copy of the Company's revised Consolidated Condensed Balance Sheets (unaudited) as of September 30, 2021 and December 31, 2020, is attached to this Form 8-K/A as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the exhibit to this Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section 18, nor shall such information and exhibit deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), unless the registrant expressly states that such information and exhibit are to be considered “filed” under the Exchange Act or incorporates such information and exhibit by specific reference in an Exchange Act or Securities Act filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

    (d)    Exhibits.

99.1	Revised Consolidated Condensed Balance Sheets (unaudited) issued by Werner Enterprises, Inc.

101	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: November 12, 2021	By:	/s/ John J. Steele
John J. Steele
Executive Vice President, Treasurer and Chief Financial Officer

Date: November 12, 2021	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President, Chief Accounting Officer and Corporate Secretary